UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2006

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2006, Titan International, Inc. entered into a first amendatory agreement to the third amendment to its revolving credit facility with LaSalle Bank National Association. The third amendment, which was made on June 28, 2006, related to Titan’s acquisition of the assets of the off-the-road (OTR) tire manufacturing facility in Bryan, Ohio, from Continental Tire North America, Inc. and required satisfaction of certain conditions by July 31, 2006. This first amendatory agreement extends the required completion date to August 15, 2006.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10	First amendatory agreement to third amendment to credit agreement dated as of July 31, 2006, among Titan International, Inc. and LaSalle Bank National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	August 2, 2006	By:	/s/ Kent W. Hackamack
Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10	First amendatory agreement to third amendment to credit agreement dated as of July 31, 2006, among Titan International, Inc. and LaSalle Bank National Association.